UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 24, 2003

STONE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

                                      Delaware                                         1-12074                              72-1235413
                        (State or other jurisdiction                  (Commission File                    (I.R.S. Employer
                     of incorporation or organization)                  Number)                          Identification No.)

                              625 E. Kaliste Saloom Road                                                                        70508
                                    Lafayette, Louisiana                                                                             (Zip code)
                   (Address of principal executive offices)

Registrant's telephone number, including area code:  (337) 237-0410

ITEM 5.   OTHER EVENTS

        On March 24, 2003, Stone Energy Corporation (the "Company") announced an increase in the size of the Company's board of directors from 10 to 11 and the appointment of Lieutenant General George R. "Ron" Christmas to the board. A copy of the press release, dated March 24, 2003, is attached to this Form 8-K as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits. 99.1 Press Release dated March 24, 2003, "Stone Energy Corporation Announces the Appointment of a New Director"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: March 25, 2003	By: /s/ James H. Prince
James H. Prince Senior Vice President, Chief Financial Officer and Treasurer
EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 24, 2003, "Stone Energy Corporation Announces the Appointment of a New Director"